UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2023

Magnum Opus Acquisition Limited

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40266	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 1009, ICBC Tower
Three Garden Road, Central, Hong Kong

(Address of principal executive offices, including zip code)

(852) 3757 9857

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	OPA	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	OPA WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	OPA.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, at the extraordinary general meeting of shareholders of Magnum Opus Acquisition Limited (the “Company”) held on July 24, 2023, the Company’s shareholders voted in favor a proposal to amend Articles 51.7 and 51.8 of the Company’s amended and restated memorandum and articles of association (as amended by a special resolution passed on March 17, 2023) to extend the date (the “Termination Date”), from July 25, 2023 to September 25, 2023, by which the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company with one or more businesses or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s then issued and outstanding public shares, and in the event that the Company does not consummate a business combination by September 25, 2023, by resolutions of the board of directors of the Company (the “Board”), without the need for further approval of the Company’s shareholders, to further extend the Termination Date for four additional one-month periods for an aggregate of four months, from September 25, 2023 to January 25, 2024.

On September 22, 2023, the Board determined to extend the Termination Date for one additional month to October 25, 2023 (the “Sixth Extension”). In connection with the Sixth Extension, $150,000 will be deposited in the Company’s trust account on or before October 1, 2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM OPUS ACQUISITION LIMITED

	By:	/s/ Hou Pu Jonathan Lin
	Name:	Hou Pu Jonathan Lin
	Title:	Chief Executive Officer and Director
Date: September 22, 2023